SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010 ubroadcast, inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-19961	01-0623010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1666 Garnet Avenue, Suite 312, San Diego, California 92109
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 352-6975

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to ubroadcast, inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LIMITED FINANCIAL RESOURCES, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 5.03  AMENDMENT TO ARTICLES  OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On May 24, 2010, we filed the Certificate of Amendment of the Certificate of Incorporation to amend our Certificate of Incorporation to change our corporate name from ubroadcast, inc. to Santeon Group, Inc.  The amendment was effective on May 24, 2010.

The filing of the Certificate of Amendment is in accordance with resolutions duly adopted by our Board of Directors and the holders of a majority of our outstanding Common Stock wherein the amendment was approved.

We are planning to file an application with the Financial Industry Regulatory Authority (FINRA) that will allow us to obtain a new trading symbol for our Common Stock.  The effective date for the new trading symbol will be subject to review by FINRA and we anticipate providing public notice of the anticipated effective date when further information becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBROADCAST, INC.

Date: May 27, 2010	By:	/s/ Marc Lord
Marc Lord, Chief Financial Officer

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